SUB-ITEM 77Q1(G):
EXHIBITS

ANNEX A-2 ? FORM OF
AGREEMENT AND PLAN OF
REORGANIZATION, NON-
MONEY MARKET FUNDS
     THIS AGREEMENT AND
PLAN OF REORGANIZATION
(the ?Agreement?) is made as of
this [14th] day of [July], 2011, by
and between Federated Asset
Allocation Fund, a Massachusetts
business trust, with its principal
place of business at 5800 Corporate
Drive, Pittsburgh, Pennsylvania,
15237 (the ?Federated Trust?), with
respect to its Federated Asset
Allocation Fund (the ?Acquiring
Fund?), a series of the Federated
Trust, and EquiTrust Series Fund,
Inc., a Maryland Corporation, with
its principal place of business at
5400 University Avenue, West Des
Moines, Iowa 50266 (the
?EquiTrust Fund?), with respect to
its Managed Portfolio, a series of
the EquiTrust Fund (the ?Acquired
Fund? and, collectively with the
Acquiring Fund, the ?Funds?).
     This Agreement is intended
to be, and is adopted as, a plan of
reorganization within the meaning
of Section 368 of the United States
Internal Revenue Code of 1986, as
amended (the ?Code?) and the
Treasury Regulations promulgated
thereunder. The reorganization will
consist of: (i) the transfer of
substantially all of the assets of the
Acquired Fund to the Acquiring
Fund in exchange solely for
Class A and Institutional Shares, no
par value per share, of the
Acquiring Fund (?Acquiring Fund
Shares?); (ii) the distribution of
Class A Shares of the Acquiring
Fund to the holders of Class A and
Class B Shares of the Acquired
Fund; (iii) the distribution of
Institutional Shares of the
Acquiring Fund to the holders of
Class I Shares of the Acquired
Fund; and (iv) the liquidation of the
Acquired Fund as provided herein,
all upon the terms and conditions
set forth in this Agreement (the
?Reorganization?).
     WHEREAS, the Acquiring
Fund and the Acquired Fund are
separate series of the Federated
Trust and the EquiTrust Fund,
respectively, and the Federated
Trust and the EquiTrust Fund are
open-end, registered management
investment companies and the
Acquired Fund owns securities that
generally are assets of the character
in which the Acquiring Fund is
permitted to invest;
     WHEREAS, the Acquiring
Fund and the Acquired Fund are
authorized to issue their shares of
beneficial interests and common
stock, respectively;
     WHEREAS, the Trustees of
the Federated Trust have
determined that the Reorganization,
with respect to the Acquiring Fund,
is in the best interests of the
Acquiring Fund and that the
interests of the existing
shareholders of the Acquiring Fund
will not be diluted as a result of the
Reorganization;
     WHEREAS, the Directors of
the EquiTrust Fund have
determined that the Reorganization,
with respect to the Acquired Fund,
is in the best interests of the
Acquired Fund;
     NOW, THEREFORE, in
consideration of the premises and
of the covenants and agreements
hereinafter set forth, the parties
hereto covenant and agree as
follows:
ARTICLE I
TRANSFER OF ASSETS OF
THE ACQUIRED FUND IN
EXCHANGE FOR ACQUIRING
FUND
SHARES AND LIQUIDATION
OF THE ACQUIRED FUND
     1.1 THE EXCHANGE.
Subject to the terms and conditions
contained herein and on the basis of
the representations and warranties
contained herein, the Acquired
Fund agrees to transfer
substantially all of its assets, as set
forth in paragraph 1.2, to the
Acquiring Fund. In exchange, the
Acquiring Fund agrees: (i) to
deliver to the Acquired Fund the
number of each class of full and
fractional Acquiring Fund Shares,
determined by (a) multiplying the
shares outstanding of each class of
shares of the Acquired Fund (the
?Acquired Fund Shares?) by (b) the
ratio computed by dividing (x) the
net asset value per share of such
class of Acquired Fund Shares
computed in the manner and as of
the time and date set forth in
paragraph 2.1 by (y) the net asset
value per share of the
corresponding class of Acquiring
Fund Shares computed in the
manner and as of the time and date
set forth in paragraph 2.2. Holders
of Class A and Class B Shares of
the Acquired Fund will receive
Class A Shares of the Acquiring
Fund. Holders of the Class I Shares
of the Acquired Fund will receive
Institutional Shares of the
Acquiring Fund. Such transactions
shall take place at the closing on
the Closing Date provided for in
paragraph 3.1.
     1.2 ASSETS TO BE
ACQUIRED. The assets of the
Acquired Fund to be acquired by
the Acquiring Fund shall consist of
all the assets of the Acquired Fund,
including, without limitation, cash,
securities, commodities, interests in
futures and dividends or interest
receivable, owned by the Acquired
Fund, other than any deferred or
prepaid expenses shown as an asset
on the books of the Acquired Fund
on the Closing Date. Such assets
not acquired by the Acquiring Fund
shall be excluded from the
calculation of net asset value per
share of each class of the Acquired
Fund Shares under this Agreement.
     The Acquired Fund has
provided the Acquiring Fund with
its most recent audited financial
statements, which contain a list of
all of the Acquired Fund?s assets as
of the date of such statements. The
Acquired Fund hereby represents
that as of the date of the execution
of this Agreement, there have been
no changes in its financial position
as reflected in such financial
statements other than those
occurring in the ordinary course of
business in connection with the
purchase and sale of securities, the
issuance and redemption of
Acquired Fund Shares and the
payment of normal operating
expenses, dividends and capital
gains distributions.
     1.3 LIABILITIES TO BE
DISCHARGED. The Acquired
Fund will discharge all of its
liabilities and obligations prior to
the Closing Date.
     1.4 LIQUIDATION AND
DISTRIBUTION. On or as soon
after the Closing Date as is
conveniently practicable: (a) the
Acquired Fund will distribute in
complete liquidation of the
Acquired Fund, pro rata to its
shareholders of record, determined
as of the close of business on the
Closing Date (the ?Acquired Fund
Shareholders?), all of the Acquiring
Fund Shares received by the
Acquired Fund pursuant to
paragraph 1.1; and (b) the Acquired
Fund will thereupon proceed to
dissolve and terminate as set forth
in paragraph 1.8 below. Such
distribution will be accomplished
by the transfer of Acquiring Fund
Shares credited to the account of
the Acquired Fund on the books of
the Acquiring Fund to open
accounts on the share records of the
Acquiring Fund in the name of the
Acquired Fund Shareholders, and
representing the respective pro rata
number of Acquiring Fund Shares
due such shareholders. All issued
and outstanding Acquired Fund
Shares will simultaneously be
canceled on the books of the
Acquired Fund. The Acquiring
Fund shall not issue certificates
representing Acquiring Fund
Shares in connection with such
transfer. After the Closing Date, the
Acquired Fund shall not conduct
any business except in connection
with its termination.
     1.5 OWNERSHIP OF
SHARES. Ownership of Acquiring
Fund Shares will be shown on the
books of the Acquiring Fund?s
transfer agent. Acquiring Fund
Shares will be issued
simultaneously to the Acquired
Fund, in an amount determined
under paragraph 2.3, to be
distributed to Acquired Fund
Shareholders.
     1.6 TRANSFER TAXES.
Any transfer taxes payable upon
the issuance of Acquiring Fund
Shares in a name other than the
registered holder of the Acquired
Fund Shares on the books of the
Acquired Fund as of that time shall,
as a condition of such issuance and
transfer, be paid by the person to
whom such Acquiring Fund Shares
are to be issued and transferred.
     1.7 REPORTING
RESPONSIBILITY. Any reporting
responsibility of the Acquired Fund
is and shall remain the
responsibility of the Acquired
Fund.
     1.8 TERMINATION. The
Acquired Fund shall be terminated
promptly following the Closing
Date and the making of all
distributions pursuant to
paragraph 1.4.
     1.9 BOOKS AND
RECORDS. All books and records
of the Acquired Fund, including all
books and records required to be
maintained under the Investment
Company Act of 1940 (the ?1940
Act?), and the rules and regulations
thereunder, shall be available to the
Acquiring Fund from and after the
Closing Date and shall be turned
over to the Acquiring Fund as soon
as practicable following the
Closing Date.
     1.10 SALES CHARGES.
Holders of Class A, Class B or
Class I Shares of the Acquired
Fund as of the Closing Date shall
not be subject to any front end or
contingent deferred sales load of
the Acquiring Fund on shares
received on the Closing Date.
ARTICLE II
VALUATION
     2.1 VALUATION OF
ACQUIRED FUND SHARES. The
net asset value per share of each
class of Acquired Fund Shares shall
be the net asset value per share of
such class of Acquired Fund Shares
(excluding any assets excluded
from the net asset value calculation
under paragraph 2.1) computed at
the closing of the Closing Date,
using the valuation procedures set
forth in the Federated Trust?s
Declaration of Trust and the
Acquiring Fund?s then current
prospectus and statement of
additional information, or such
other valuation procedures as shall
be mutually agreed upon by the
parties.
     2.2 VALUATION OF
ACQUIRING FUND SHARES.
The net asset value per share of
each class of Acquiring Fund
Shares shall be the net asset value
per share of such class of Acquiring
Fund Shares computed at the
closing on the Closing Date, using
the valuation procedures set forth
in the Federated Trust?s
Declaration of Trust and the
Acquiring Fund?s then current
prospectus and statement of
additional information, or such
other valuation procedures as shall
be mutually agreed upon by the
parties.
     2.3 SHARES TO BE
ISSUED. The number of each class
of Acquiring Fund Shares to be
issued (including fractional shares,
if any) in exchange for the
Acquired Fund?s assets, shall be
determined by (a) multiplying the
shares outstanding of each class of
Acquired Fund Shares by (b) the
ratio computed by (x) dividing the
net asset value per share of such
class of Acquired Fund Shares
determined in accordance with
paragraph 2.1 by (y) the net asset
value per share of the
corresponding class of Acquiring
Fund Shares determined in
accordance with paragraph 2.2.
     2.4 DETERMINATION OF
VALUE. All computations of value
shall be made by State Street Bank
and Trust Company, on behalf of
the Acquiring Fund and the
Acquired Fund.
ARTICLE III
CLOSING AND CLOSING
DATE
     3.1 CLOSING DATE. The
closing shall occur on or about
[July 15], 2011, or such other
date(s) as the parties may agree to
in writing (the ?Closing Date?). All
acts taking place at the closing shall
be deemed to take place at 4:00
p.m. Eastern Time on the Closing
Date unless otherwise provided
herein. The closing shall be held at
the offices of Federated Services
Company, 1001 Liberty Avenue,
Pittsburgh, Pennsylvania 15222-
3779, or at such other time and/or
place as the parties may agree.
     3.2 CUSTODIAN?S
CERTIFICATE. JP Morgan Chase
Bank, N.A., as custodian for the
Acquired Fund (the ?Custodian?),
shall deliver at the Closing a
certificate of an authorized officer
stating that: (a) the Acquired
Fund?s portfolio securities, cash,
and any other assets have been
delivered in proper form to the
Acquiring Fund on the Closing
Date; and (b) all necessary taxes
including all applicable federal and
state stock transfer stamps, if any,
shall have been paid, or provision
for payment shall have been made,
in conjunction with the delivery of
portfolio securities by the Acquired
Fund.
     3.3 EFFECT OF
SUSPENSION IN TRADING. In
the event that on the scheduled
Closing Date, either: (a) the NYSE
or another primary exchange on
which the portfolio securities of the
Acquiring Fund or the Acquired
Fund are purchased or sold, shall
be closed to trading or trading on
such exchange shall be restricted;
or (b) trading or the reporting of
trading on the NYSE or elsewhere
shall be disrupted so that accurate
appraisal of the value of the net
assets of the Acquiring Fund or the
Acquired Fund is impracticable, the
Closing Date shall be postponed
until the first Friday on which the
NYSE is open following the
business day on which trading is
fully resumed and reporting is
restored, or such other business day
as the parties hereto shall agree.
     3.4 TRANSFER AGENT?S
CERTIFICATE. EquiTrust
Investment Management Services,
Inc., as transfer agent for the
Acquired Fund as of the Closing
Date, shall deliver at the Closing a
certificate of an authorized officer
stating that its records contain the
names and addresses of Acquired
Fund Shareholders, and the number
and percentage ownership of
outstanding shares owned by each
such shareholder immediately prior
to the Closing. The Acquiring Fund
shall issue and deliver, or cause
EquiTrust Investment Management
Services, Inc., its transfer agent, to
issue and deliver, a confirmation
evidencing Acquiring Fund Shares
to be credited on the Closing Date
to the Secretary of the EquiTrust
Fund or provide evidence
satisfactory to the Acquired Fund
that the Acquiring Fund Shares
have been credited to the Acquired
Fund?s account on the books of the
Acquiring Fund. At the Closing,
each party shall deliver to the other
such bills of sale, checks,
assignments, share certificates,
receipts and other documents, if
any, as such other party or its
counsel may reasonably request.

ARTICLE IV
REPRESENTATIONS AND
WARRANTIES
     4.1 REPRESENTATIONS
OF THE ACQUIRED FUND. The
EquiTrust Fund, on behalf of the
Acquired Fund, represents and
warrants to the Federated Trust, on
behalf of the Acquiring Fund, as
follows:



	a)
The Acquired Fund is a
separate series of the
EquiTrust Fund, a corporation
duly organized, validly
existing, and in good standing
under the laws of the State of
Maryland. The EquiTrust
Fund is registered as an open-
end management investment
company under the 1940 Act,
and the EquiTrust Fund?s
registration with the Securities
and Exchange Commission
(the ?Commission?) as an
investment company under the
1940 Act is in full force and
effect.


	b)
The current prospectus and
statement of additional
information of the EquiTrust
Fund conform in all material
respects to the applicable
requirements of the Securities
Act of 1933 (the ?1933 Act?)
and the 1940 Act, and the
rules and regulations
thereunder, and do not include
any untrue statement of a
material fact or omit to state
any material fact required to
be stated or necessary to make
the statements therein, in light
of the circumstances under
which they were made, not
misleading.


	c)
The Acquired Fund is not, and
the execution, delivery, and
performance of this
Agreement (subject to
shareholder approval) will not
result, in violation of any
provision of the EquiTrust
Fund?s Articles of
Incorporation or By-Laws or
of any material agreement,
indenture, instrument,
contract, lease, or other
undertaking to which the
Acquired Fund is a party or by
which it is bound.


	d)
The Acquired Fund has no
material contracts or other
commitments (other than this
Agreement) that will be
terminated with liability to it
before the Closing Date,
except for liabilities, if any, to
be discharged as provided in
paragraph 1.3 hereof.


	e)
Except as otherwise disclosed
in writing to and accepted by
the Acquiring Fund, no
litigation, administrative
proceeding, or investigation of
or before any court or
governmental body is
presently pending or to its
knowledge threatened against
the Acquired Fund or any of
its properties or assets, which,
if adversely determined,
would materially and
adversely affect its financial
condition, the conduct of its
business, or the ability of the
Acquired Fund to carry out the
transactions contemplated by
this Agreement. The Acquired
Fund knows of no facts that
might form the basis for the
institution of such proceedings
and is not a party to or subject
to the provisions of any order,
decree, or judgment of any
court or governmental body
that materially and adversely
affects its business or its
ability to consummate the
transactions contemplated
herein.


	f)
The audited financial
statements of the Acquired
Fund as of July 31 2010, and
for the fiscal year then ended
have been prepared in
accordance with United States
generally accepted accounting
principles, and such
statements (copies of which
have been furnished to the
Acquiring Fund) fairly reflect
the financial condition of the
Acquired Fund as of such
date, and there are no known
contingent liabilities of the
Acquired Fund as of such date
that are not disclosed in such
statements.


	g)
The unaudited financial
statements of the Acquired
Fund as of January 31, 2011,
and for the six months then
ended have been prepared in
accordance with United States
generally accepted accounting
principles, and such
statements (copies of which
have been furnished to the
Acquiring Fund) fairly reflect
the financial condition of the
Acquired Fund as of such
date, and there are no known
contingent liabilities of the
Acquired Fund as of such date
that are not disclosed in such
statements.


	h)
Since the date of the financial
statements referred to in
paragraph (g) above, there
have been no material adverse
changes in the Acquired
Fund?s financial condition,
assets, liabilities or business
(other than changes occurring
in the ordinary course of
business), or any incurrence
by the Acquired Fund of
indebtedness maturing more
than one year from the date
such indebtedness was
incurred, except as




otherwise disclosed to and
accepted by the Acquiring
Fund. For the purposes of
this paragraph (h), a decline
in the net asset
value of the Acquired Fund
shall not constitute a
material adverse change.


	i)
As of the date hereof, except
as previously disclosed to the
Acquiring Fund in writing,
and except as have been
corrected as required by
applicable law, and to the best
of the Acquired Fund?s
knowledge, there have been
no material miscalculations of
the net asset value of the
Acquired Fund or the net asset
value per share of any class of
shares during the twelve-
month period preceding the
date hereof and preceding the
Closing Date, and all such
calculations have been made
in accordance with the
applicable provisions of the
1940 Act.


	j)
The minute books and other
similar records of the
EquiTrust Fund as made
available to the Acquiring
Fund prior to the execution of
this Agreement contain a true
and complete record of all
action taken at all meetings
and by all written consents in
lieu of meetings of the
shareholders of the Acquired
Fund, the EquiTrust Fund?s
Board of Directors and
committees of the EquiTrust
Fund?s Board of Directors.
The stock transfer ledgers and
other similar records of the
Acquired Fund as made
available to the Acquiring
Fund prior to the execution of
this Agreement, and as
existing on the Closing Date,
accurately reflect all record
transfers prior to the execution
of this Agreement, or the
Closing Date, as applicable, in
the shares of the Acquired
Fund.


	k)
The EquiTrust Fund has
maintained, or caused to be
maintained on its behalf, all
books and records required of
a registered investment
company in compliance with
the requirements of Section 31
of the 1940 Act and rules
thereunder.


	l)
All federal and other tax
returns and reports of the
Acquired Fund required by
law to be filed, have been
filed, and all federal and other
taxes shown due on such
returns and reports have been
paid, or provision shall have
been made for the payment
thereof. To the best of the
Acquired Fund?s knowledge,
no such return is currently
under audit, and no
assessment has been asserted
with respect to such returns.


	m)
All issued and outstanding
shares of the Acquired Fund
are duly and validly issued
and outstanding, fully paid
and non-assessable by the
Acquired Fund. All of the
issued and outstanding shares
of the Acquired Fund will, at
the time of the Closing Date,
be held by the persons and in
the amounts set forth in the
records of the Acquired
Fund?s transfer agent as
provided in paragraph 3.4. The
Acquired Fund has no
outstanding options, warrants,
or other rights to subscribe for
or purchase any of the
Acquired Fund Shares, and
has no outstanding securities
convertible into any of the
Acquired Fund Shares.


	n)
At the Closing Date, the
Acquired Fund will have good
and marketable title to the
Acquired Fund?s assets to be
transferred to the Acquiring
Fund pursuant to
paragraph 1.2, and full right,
power, and authority to sell,
assign, transfer, and deliver
such assets hereunder, free of
any lien or other
encumbrance, except those
liens or encumbrances to
which the Acquiring Fund has
received notice, and, upon
delivery and payment for such
assets, and the filing of any
articles, certificates or other
documents under the laws of
the State of Maryland, the
Acquiring Fund will acquire
good and marketable title,
subject to no restrictions on
the full transfer of such assets,
other than such restrictions as
might arise under the 1933
Act, and other than as
disclosed to and accepted by
the Acquiring Fund.


	o)
The execution, delivery and
performance of this
Agreement have been duly
authorized by all necessary
action on the part of the
Acquired Fund. Subject to
approval by the Acquired
Fund shareholders, this
Agreement constitutes a valid
and binding obligation of the
Acquired Fund, enforceable in
accordance with its terms,
subject as to enforcement, to
bankruptcy, insolvency,
reorganization, moratorium,
and other laws relating to or
affecting creditors? rights and
to general equity principles.


	p)
The information to be
furnished by the Acquired
Fund for use in no-action
letters, applications for orders,
registration statements, proxy
materials, and other
documents that may be
necessary in connection with
the transactions contemplated
herein shall be accurate and
complete in all material
respects and shall comply in
all material respects with
federal securities and other
applicable laws and
regulations.
	q)
From the effective date of the
Registration Statement (as
defined in paragraph 5.7),
through the time of the
meeting of the Acquired Fund
shareholders and on the
Closing Date, any written
information furnished by the
EquiTrust Fund with respect
to the Acquired Fund for use
in the Proxy Materials (as
defined in paragraph 5.7), or
any other materials provided
in connection with the
Reorganization, does not and
will not contain any untrue
statement of a material fact or
omit to state a material fact
required to be stated or
necessary to make the
statements, in light of the
circumstances under which
such statements were made,
not misleading.


	r)
The Acquired Fund has
qualified and elected to be
treated as a ?regulated
investment company? under
the Code (a ?RIC?), as of and
since its first taxable year of
operations; and qualifies and
will continue to qualify as a
RIC under the Code for its
taxable year ending upon its
liquidation.


	s)
No governmental consents,
approvals, authorizations or
filings are required under the
1933 Act, the Securities
Exchange Act of 1934 (the
?1934 Act?), the 1940 Act or
Maryland law for the
execution of this Agreement
by the EquiTrust Fund, for
itself and on behalf of the
Acquired Fund, except for the
effectiveness of the
Registration Statement, and
the filing of any articles,
certificates or other documents
that may be required under
Maryland law, and except for
such other consents,
approvals, authorizations and
filings as have been made or
received, and such consents,
approvals, authorizations and
filings as may be required
subsequent to the Closing
Date, it being understood,
however, that this Agreement
and the transactions
contemplated herein must be
approved by the shareholders
of the Acquired Fund as
described in paragraph 5.2.
     4.2 REPRESENTATIONS
OF THE ACQUIRING FUND. The
Federated Trust, on behalf of the
Acquiring Fund, represents and
warrants to the EquiTrust Fund, on
behalf of the Acquired Fund, as
follows:



	a)
The Acquiring Fund is a
separate series of a business
trust, duly organized, validly
existing and in good standing
under the laws of the
Commonwealth of
Massachusetts.


	b)
The Federated Trust is
registered as an open-end
management investment
company under the 1940 Act,
and the Federated Trust?s
registration with the
Commission as an investment
company under the 1940 Act
is in full force and effect.


	c)
The current prospectus and
statement of additional
information of the Acquiring
Fund conform in all material
respects to the applicable
requirements of the 1933 Act
and the 1940 Act and the rules
and regulations thereunder,
and do not include any untrue
statement of a material fact or
omit to state any material fact
required to be stated or
necessary to make such
statements therein, in light of
the circumstances under which
they were made, not
misleading.


	d)
The Acquiring Fund is not,
and the execution, delivery
and performance of this
Agreement will not, result in a
violation of the Federated
Trust?s Declaration of Trust or
By-Laws or of any material
agreement, indenture,
instrument, contract, lease, or
other undertaking to which the
Acquiring Fund is a party or
by which it is bound.


	e)
Except as otherwise disclosed
in writing to and accepted by
the Acquired Fund, no
litigation, administrative
proceeding or investigation of
or before any court or
governmental body is
presently pending or to its
knowledge threatened against
the Acquiring Fund or any of
its properties or assets, which,
if adversely determined,
would materially and
adversely affect its financial
condition, the conduct of its
business or the ability of the
Acquiring Fund to carry out
the transactions contemplated
by this Agreement. The
Acquiring Fund knows of no
facts that might form the basis
for the institution of such
proceedings and it is not a
party to or subject to the
provisions of any order,
decree, or judgment of any
court or governmental body
that materially and adversely
affects its business or its
ability to consummate the
transaction contemplated
herein.


	f)
The financial statements of the
Acquiring Fund as of July 31,
2010 and for the fiscal year
then ended have been prepared
in accordance with United
States generally accepted
accounting principles, and
such




statements (copies of which
have been furnished to the
Acquired Funds) fairly reflect
the financial condition of the
Acquiring Fund as of such
date, and there are no known
contingent liabilities of the
Acquiring Fund as of such
date that are not disclosed in
such statements.


	g)
The unaudited financial
statements of the Acquired
Fund as of January 31, 2011,
and for the six months then
ended have been prepared in
accordance with United States
generally accepted accounting
principles, and such
statements (copies of which
have been furnished to the
Acquiring Fund) fairly reflect
the financial condition of the
Acquired Fund as of such
date, and there are no known
contingent liabilities of the
Acquired Fund as of such date
that are not disclosed in such
statements.


	h)
Since the date of the financial
statements referred to in
paragraph (g) above, there
have been no material adverse
changes in the Acquiring
Fund?s financial condition,
assets, liabilities or business
(other than changes occurring
in the ordinary course of
business), or any incurrence
by the Acquiring Fund of
indebtedness maturing more
than one year from the date
such indebtedness was
incurred, except as otherwise
disclosed to and accepted by
the Acquired Fund. For the
purposes of this paragraph (h),
a decline in the net asset value
of the Acquiring Fund shall
not constitute a material
adverse change.


	i)
All federal and other tax
returns and reports of the
Acquiring Fund required by
law to be filed, have been
filed, and all federal and other
taxes shown due on such
returns and reports have been
paid, or provision shall have
been made for the payment
thereof. To the best of the
Acquiring Fund?s knowledge,
no such return is currently
under audit, and no
assessment has been asserted
with respect to such returns.


	j)
All issued and outstanding
Acquiring Fund Shares are
duly and validly issued and
outstanding, fully paid and
non-assessable by the
Acquiring Fund. The
Acquiring Fund has no
outstanding options, warrants,
or other rights to subscribe for
or purchase any Acquiring
Fund Shares, and there are no
outstanding securities
convertible into any Acquiring
Fund Shares.


	k)
The execution, delivery and
performance of this
Agreement have been duly
authorized by all necessary
action on the part of the
Acquiring Fund, and this
Agreement constitutes a valid
and binding obligation of the
Acquiring Fund, enforceable
in accordance with its terms,
subject as to enforcement, to
bankruptcy, insolvency,
reorganization, moratorium,
and other laws relating to or
affecting creditors? rights and
to general equity principles.


	l)
Acquiring Fund Shares to be
issued and delivered to the
Acquired Fund for the account
of the Acquired Fund
Shareholders pursuant to the
terms of this Agreement will,
at the Closing Date, have been
duly authorized. When so
issued and delivered, such
shares will be duly and validly
issued Acquiring Fund Shares,
and will be fully paid and non-
assessable.


	m)
The information to be
furnished by the Acquiring
Fund for use in no-action
letters, registration statements,
proxy materials, and other
documents that may be
necessary in connection with
the transactions contemplated
herein shall be accurate and
complete in all material
respects and shall comply in
all material respects with
federal securities and other
laws and regulations.


	n)
From the effective date of the
Registration Statement (as
defined in paragraph 5.7),
through the time of the
meeting of the Acquired Fund
shareholders and on the
Closing Date, any written
information furnished by the
Federated Trust with respect
to the Acquiring Fund for use
in the Proxy Materials (as
defined in paragraph 5.7), or
any other materials provided
in connection with the
Reorganization, does not and
will not contain any untrue
statement of a material fact or
omit to state a material fact
required to be stated or
necessary to make the
statements, in light of the
circumstances under which
such statements were made,
not misleading.


	o)
The Acquiring Fund has
qualified and elected to be
treated as a RIC under the
Code as of and since its first
taxable year of operations; and
qualifies and shall continue to
qualify as a RIC under the
Code for its current taxable
year.



	p)
No governmental consents,
approvals, authorizations or
filings are required under the
1933 Act, the 1934 Act, the
1940 Act or Massachusetts
law for the execution of this
Agreement by the Federated
Trust, for itself and on behalf
of the Acquiring Fund, or the
performance of the Agreement
by the Federated Trust, for
itself and on behalf of the
Acquiring Fund, except for the
effectiveness of the
Registration Statement, and
the filing of any articles,
certificates or other documents
that may be required under
Massachusetts law, and such
other consents, approvals,
authorizations and filings as
have been made or received,
and except for such consents,
approvals, authorizations and
filings as may be required
subsequent to the Closing
Date.


	q)
The Acquiring Fund agrees to
use all reasonable efforts to
obtain the approvals and
authorizations required by the
1933 Act, the 1940 Act, and
any state Blue Sky or
securities laws as it may deem
appropriate in order to
continue its operations after
the Closing Date.
ARTICLE V
COVENANTS OF THE
ACQUIRING FUND AND THE
ACQUIRED FUND
     5.1 OPERATION IN
ORDINARY COURSE. The
Acquiring Fund and the Acquired
Fund will each operate its
respective business in the ordinary
course between the date of this
Agreement and the Closing Date, it
being understood that such ordinary
course of business will include
customary dividends and
shareholder purchases and
redemptions.
     5.2 APPROVAL OF
SHAREHOLDERS. The EquiTrust
Fund will call a special meeting of
the Acquired Fund shareholders to
consider and act upon this
Agreement and to take all other
appropriate action necessary to
obtain approval of the transactions
contemplated herein.
     5.3 INVESTMENT
REPRESENTATION. The
Acquired Fund covenants that the
Acquiring Fund Shares to be issued
pursuant to this Agreement are not
being acquired for the purpose of
making any distribution, other than
in connection with the
Reorganization and in accordance
with the terms of this Agreement.
     5.4 ADDITIONAL
INFORMATION. The Acquired
Fund will assist the Acquiring Fund
in obtaining such information as
the Acquiring Fund reasonably
requests concerning the beneficial
ownership of the Acquired Fund?s
shares.
     5.5 FURTHER ACTION.
Subject to the provisions of this
Agreement, the Acquiring Fund
and the Acquired Fund will each
take or cause to be taken, all action,
and do or cause to be done, all
things reasonably necessary, proper
or advisable to consummate and
make effective the transactions
contemplated by this Agreement,
including any actions required to be
taken after the Closing Date.
     5.6 STATEMENT OF
EARNINGS AND PROFITS. As
promptly as practicable, but in any
case within sixty days after the
Closing Date, the Acquired Fund
shall furnish the Acquiring Fund, in
such form as is reasonably
satisfactory to the Acquiring Fund,
a statement of the earnings and
profits of the Acquired Fund for
federal income tax purposes that
will be carried over by the
Acquiring Fund as a result of
Section 381 of the Code, and which
will be certified by the EquiTrust
Fund?s Treasurer.
     5.7 PREPARATION OF
REGISTRATION STATEMENT
AND SCHEDULE 14A PROXY
STATEMENT. The Federated
Trust will prepare and file with the
Commission a registration
statement on Form N-14 relating to
the Acquiring Fund Shares to be
issued to shareholders of the
Acquired Fund (the ?Registration
Statement?). The Registration
Statement on Form N-14 shall
include a proxy statement and a
prospectus of the Acquiring Fund
relating to the transaction
contemplated by this Agreement.
The Registration Statement shall be
in compliance with the 1933 Act,
the 1934 Act and the 1940 Act, as
applicable. Each party will provide
the other party with the materials
and information necessary to
prepare the registration statement
on Form N-14 (the ?Proxy
Materials?), for inclusion therein,
in connection with the meeting of
the Acquired Fund?s shareholders
to consider the approval of this
Agreement and the transactions
contemplated herein.

     5.8 On or before the Closing
Date, the Acquired Fund shall have
declared and paid a dividend or
dividends which, together with all
previous such dividends, shall have
the effect of distributing to its
shareholders all of the Acquired
Fund?s investment company
taxable income (computed without
regard to any deduction for
dividends paid), if any, plus the
excess, if any, of its interest income
excludible from gross income
under Section 103(a) of the Code
over its deductions disallowed
under Sections 265 and 171(a)(2)
of the Code for all taxable periods
or years ending on or before the
Closing Date, and all of its net
capital gains realized (after
reduction for any capital loss carry
forward), if any, in all taxable
periods or years ending on or
before the Closing Date.
     5.9 It is the intention of the
parties that the transaction will
qualify as a reorganization within
the meaning of Section 368(a) of
the Code. None of the Federated
Trust, EquiTrust, the Acquiring
Funds or the Acquired Fund shall
take any action or cause and action
to be taken (including, without
limitation, the filing of any tax
return) that is inconsistent with
such treatment or that results in the
failure of the transaction to qualify
as a reorganization within the
meaning of Section 368(a) of the
Code. At or prior to the Closing
Date, the parties to this Agreement
will take such reasonable action, or
cause such action to be taken, as is
reasonably necessary to enable
K&L Gates LLP to render the tax
opinion contemplated in this
Agreement.
ARTICLE VI
CONDITIONS PRECEDENT
TO OBLIGATIONS OF THE
ACQUIRED FUND
     The obligations of the
Acquired Fund to consummate the
transactions provided for herein
shall be subject, at its election, to
the performance by the Acquiring
Fund of all the obligations to be
performed by the Acquiring Fund
pursuant to this Agreement on or
before the Closing Date, and, in
addition, subject to the following
conditions:
     All representations,
covenants, and warranties of the
Acquiring Fund contained in this
Agreement shall be true and correct
in all material respects as of the
date hereof and as of the Closing
Date, with the same force and
effect as if made on and as of the
Closing Date. The Acquiring Fund
shall have delivered to the
Acquired Fund a certificate
executed in the Acquiring Fund?s
name by the Federated Trust?s
President or Vice President and its
Treasurer, in form and substance
satisfactory to the Acquired Fund
and dated as of the Closing Date, to
such effect and as to such other
matters as the Acquired Fund shall
reasonably request.
ARTICLE VII
CONDITIONS PRECEDENT
TO OBLIGATIONS OF THE
ACQUIRING FUND
     The obligations of the
Acquiring Fund to consummate the
transactions provided for herein
shall be subject, at its election, to
the performance by the Acquired
Fund of all the obligations to be
performed by the Acquired Fund
pursuant to this Agreement, on or
before the Closing Date and, in
addition, shall be subject to the
following conditions:
     All representations,
covenants, and warranties of the
Acquired Fund contained in this
Agreement shall be true and correct
in all material respects as of the
date hereof and as of the Closing
Date, with the same force and
effect as if made on and as of such
Closing Date. The Acquired Fund
shall have delivered to the
Acquiring Fund on such Closing
Date a certificate executed in the
Acquired Fund?s name by the
EquiTrust Fund?s President or Vice
President and the Treasurer, in
form and substance satisfactory to
the Acquiring Fund and dated as of
such Closing Date, to such effect
and as to such other matters as the
Acquiring Fund shall reasonably
request.
     The Acquired Fund shall
have delivered to the Acquiring
Fund a statement of the Acquired
Fund?s assets and liabilities,
together with a list of the Acquired
Fund?s portfolio securities showing
the tax costs of such securities by
lot and the holding periods of such
securities, as of the Closing Date,
certified by the Treasurer of the
EquiTrust Fund.

ARTICLE VIII
FURTHER CONDITIONS
PRECEDENT TO
OBLIGATIONS OF THE
ACQUIRING FUND AND
ACQUIRED FUND
     If any of the conditions set
forth below do not exist on or
before the Closing Date with
respect to the Acquired Fund or the
Acquiring Fund, the other party to
this Agreement shall, at its option,
not be required to consummate the
transactions contemplated by this
Agreement:
     8.1 This Agreement and the
transactions contemplated herein,
with respect to the Acquired Fund,
shall have been approved by the
requisite vote of the holders of the
outstanding shares of the Acquired
Fund in accordance with applicable
law and the provisions of the
EquiTrust Fund?s Articles of
Incorporation and By-Laws.
Certified copies of the resolutions
evidencing such approval shall
have been delivered to the
Acquiring Fund. Notwithstanding
anything herein to the contrary,
neither the Acquiring Fund nor the
Acquired Fund may waive the
conditions set forth in this
paragraph 8.1.
     8.2 On the Closing Date, the
Commission shall not have issued
an unfavorable report under
Section 25(b) of the 1940 Act, or
instituted any proceeding seeking
to enjoin the consummation of the
transactions contemplated by this
Agreement under Section 25(c) of
the 1940 Act. Furthermore, no
action, suit or other proceeding
shall be threatened or pending
before any court or governmental
agency in which it is sought to
restrain or prohibit, or obtain
damages or other relief in
connection with this Agreement or
the transactions contemplated
herein.
     8.3 All required consents of
other parties and all other consents,
orders, and permits of federal, state
and local regulatory authorities
(including those of the Commission
and of State securities authorities,
including any necessary ?no-
action? positions and exemptive
orders from such federal and state
authorities) to permit
consummation of the transactions
contemplated herein shall have
been obtained, except where failure
to obtain any such consent, order,
or permit would not involve a risk
of a material adverse effect on the
assets or properties of the
Acquiring Fund or the Acquired
Fund, provided that either party
hereto may waive any such
conditions for itself.
     8.4 The Registration
Statement shall have become
effective under the 1933 Act, and
no stop orders suspending the
effectiveness thereof shall have
been issued. To the best knowledge
of the parties to this Agreement, no
investigation or proceeding for that
purpose shall have been instituted
or be pending, threatened or
contemplated under the 1933 Act.
     8.5 The parties shall have
received an opinion of K&L Gates
LLP to the effect that for federal
income tax purposes:



	a)
The transfer of substantially
all of the Acquired Fund?s
assets to the Acquiring Fund
solely in exchange for
Acquiring Fund Shares
(followed by the distribution
of Acquiring Fund Shares to
the Acquired Fund
Shareholders in dissolution
and liquidation of the
Acquired Fund) will constitute
a ?reorganization? within the
meaning of Section 368(a) of
the Code, and the Acquiring
Fund and the Acquired Fund
will each be a ?party to a
reorganization? within the
meaning of Section 368(b) of
the Code.


	b)
No gain or loss will be
recognized by the Acquiring
Fund upon the receipt of
substantially all the assets of
the Acquired Fund solely in
exchange for Acquiring Fund
Shares.


	c)
No gain or loss will be
recognized by the Acquired
Fund upon the transfer of
substantially all the Acquired
Fund?s assets to the Acquiring
Fund solely in exchange for
Acquiring Fund Shares or
upon the distribution (whether
actual or constructive) of
Acquiring Fund Shares to
Acquired Fund Shareholders
in exchange for their Acquired
Fund Shares.


	d)
No gain or loss will be
recognized by any Acquired
Fund Shareholder upon the
exchange of its Acquired Fund
Shares for Acquiring Fund
Shares.



	e)
The aggregate basis of the
Acquiring Fund Shares
received by each Acquired
Fund Shareholder pursuant to
the Reorganization will be the
same as the aggregate basis of
the Acquired Fund Shares
exchanged therefor. The
holding period of Acquiring
Fund Shares received by each
Acquired Fund Shareholder
will include the period during
which the Acquired Fund
Shares exchanged therefor
were held by such
shareholder, provided the
Acquired Fund Shares are held
by such shareholder as capital
assets at the time of the
Reorganization.


	f)
The basis of the Acquired
Fund?s assets acquired by the
Acquiring Fund in the hands
of the Acquiring Fund will be
the same as the basis of such
assets in the hands of the
Acquired Fund immediately
prior to the Reorganization.
The holding period of the
assets of the Acquired Fund
acquired by the Acquiring
Fund in the hands of the
Acquiring Fund will include
the period during which those
assets were held by the
Acquired Fund.



Such opinion shall be based
on customary assumptions and
such representations K&L
Gates LLP may reasonably
request, and the Acquired
Fund and Acquiring Fund will
cooperate to make and certify
the accuracy of such
representations. The foregoing
opinion may state that no
opinion is expressed as to the
effect of the Reorganization
on the Acquiring Fund, the
Acquired Fund or any
Acquired Fund Shareholder
with respect to any asset as to
which unrealized gain or loss
is required to be recognized
for federal income tax
purposes at the end of a
taxable year (or on the
termination or transfer
thereof) under a mark-to-
market system of accounting.
Notwithstanding anything
herein to the contrary, neither
the Acquiring Fund nor the
Acquired Fund may waive the
conditions set forth in this
paragraph 8.5.
ARTICLE IX
EXPENSES
     All fees and expenses
associated with the Acquiring
Fund?s and Acquired Fund?s
participation in the Reorganization
contemplated in this Agreement
will be paid by Federated
Investment Management Company,
EquiTrust Investment Management
Services, Inc. and/or their affiliates,
as agreed separately among them.
Reorganization expenses include,
without limitation: (a) expenses
associated with the preparation and
filing of the Proxy Materials;
(b) postage; (c) printing;
(d) accounting fees; (e) legal fees
incurred by each Fund;
(f) solicitation costs of the
transaction; (g) fees and expenses
incurred by the EquiTrust Fund?s
Trustees in connection with any
special Board meetings held in
contemplation of the
Reorganizations; (h) tail insurance
coverage for the EquiTrust Fund?s
Directors; and (i) other related
administrative or operational costs.
Notwithstanding the foregoing, fees
and expenses shall in any event be
paid by the party directly incurring
such fees and expenses if and to the
extent that the payment of such fees
and expenses by Federated
Investment Management Company,
EquiTrust Investment Management
Services, Inc. and/or their affiliates
would result in disqualification of
such party as a RIC.
ARTICLE X
ENTIRE AGREEMENT;
SURVIVAL OF WARRANTIES
     10.1 The Federated Trust, on
behalf of the Acquiring Fund, and
the EquiTrust Fund, on behalf of
the Acquired Fund, agree that
neither party has made to the other
party any representation, warranty
and/or covenant not set forth
herein, and that this Agreement
constitutes the entire agreement
between the parties.
     10.2 Except as specified in
the next sentence set forth in this
paragraph 10.2, the representations,
warranties, and covenants
contained in this Agreement or in
any document delivered pursuant to
or in connection with this
Agreement, shall not survive the
consummation of the transactions
contemplated hereunder. The
covenants to be performed after the
Closing Date, shall continue in
effect beyond the consummation of
the transactions contemplated
hereunder.

ARTICLE XI
TERMINATION
     This Agreement may be
terminated by the mutual
agreement of the Federated Trust
and the EquiTrust Fund. In
addition, either the Federated Trust
or the EquiTrust Fund may at its
option terminate this Agreement at
or before the Closing Date due to:



	a)
a breach by the other of any
representation, warranty, or
agreement contained herein to
be performed at or before the
Closing Date, if not cured
within 30 days;


	b)
a condition herein expressed
to be precedent to the
obligations of the terminating
party that has not been met
and it reasonably appears that
it will not or cannot be met; or


	c)
a determination by a party?s
Board, as appropriate, that the
consummation of the
transactions contemplated
herein is not in the best
interest of the EquiTrust Fund
or the Federated Trust,
respectively, and notice given
to the other party hereto.
     In the event of any such
termination, in the absence of
willful default, there shall be no
liability for damages on the part of
any of the Acquiring Fund, the
Acquired Fund, the Federated
Trust, the EquiTrust Fund, or their
respective Trustees, Directors or
officers, to the other party or its
Trustees, Directors or officers.
ARTICLE XII
AMENDMENTS
     This Agreement may be
amended, modified, or
supplemented in such manner as
may be mutually agreed upon in
writing by the officers of the
EquiTrust Fund and the Federated
Trust as specifically authorized by
their respective Boards; provided,
however, that following the
meeting of the Acquired Fund
shareholders called by the Acquired
Fund pursuant to paragraph 5.2 of
this Agreement, no such
amendment may have the effect of
changing the provisions for
determining the number of
Acquiring Fund Shares to be issued
to the Acquired Fund shareholders
under this Agreement to the
detriment of such shareholders
without their further approval.
ARTICLE XIII
HEADINGS;
COUNTERPARTS;
GOVERNING LAW;
ASSIGNMENT;
LIMITATION OF LIABILITY
     The Article and paragraph
headings contained in this
Agreement are for reference
purposes only and shall not affect
in any way the meaning or
interpretation of this Agreement.
     This Agreement may be
executed in any number of
counterparts, each of which shall be
deemed an original.
     This Agreement shall be
governed by and construed in
accordance with the laws of the
Commonwealth of Pennsylvania.
     This Agreement shall bind
and inure to the benefit of the
parties hereto and their respective
successors and assigns, but, except
as provided in this paragraph, no
assignment or transfer hereof or of
any rights or obligations hereunder
shall be made by any party without
the written consent of the other
party. Nothing herein expressed or
implied is intended or shall be
construed to confer upon or give
any person, firm, or corporation,
other than the parties hereto and
their respective successors and
assigns, any rights or remedies
under or by reason of this
Agreement.

     It is expressly agreed that the
obligations of the Acquiring Fund
hereunder shall not be binding
upon any of the Trustees,
shareholders, nominees, officers,
agents, or employees of the
Federated Trust personally, but
shall bind only the Federated Trust
property of the Acquiring Fund, as
provided in the Declaration of
Trust of the Federated Trust. The
execution and delivery of this
Agreement have been authorized
by the Trustees of the Federated
Trust on behalf of the Acquiring
Fund and signed by authorized
officers of the Federated Trust,
acting as such. Neither the
authorization by such Trustees nor
the execution and delivery by such
officers shall be deemed to have
been made by any of them
individually or to impose any
liability on any of them personally,
but shall bind only the Federated
Trust property of the Acquiring
Fund as provided in the Federated
Trust?s Declaration of Trust.
     It is expressly agreed that the
obligations of the Acquired Fund
hereunder shall not be binding
upon any of the Directors,
shareholders, nominees, officers,
agents, or employees of the
EquiTrust Fund personally, but
shall bind only the property of the
Acquired Fund, as provided in the
Articles of Incorporation of the
EquiTrust Fund. The execution and
delivery of this Agreement have
been authorized by the Directors of
the EquiTrust Fund on behalf of the
Acquired Fund and signed by
authorized officers of the EquiTrust
Fund, acting as such. Neither the
authorization by such Directors nor
the execution and delivery by such
officers shall be deemed to have
been made by any of them
individually or to impose any
liability on any of them personally,
but shall bind only the property of
the Acquired Fund as provided in
the EquiTrust Fund?s Articles of
Incorporation.



IN WITNESS WHEREOF,
the parties have duly executed this
Agreement, all as of the date first
written above.


INTERMEDIATE
MUNICIPAL
TRUST
on behalf of its
portfolio,
Federated
Intermediate
Municipal Trust



[Signature], [Title]

EQUITRUST
SERIES FUND,
INC.
on behalf of its
portfolio,
Managed Portfolio



[Signature], [Title]





Current as of:  8/18/94